                                                                  Exhibit (m)(2)

                                Schedule A to the
                   Distribution and Shareholder Services Plan
                            Class A and Service Class

Name of Fund
------------

Class A Shares:

     Equity Income Fund (formerly Income Equity Fund)
     Mid Cap Value Fund (formerly Disciplined Value Fund)
     Mid Cap Growth Fund (formerly Growth Opportunities Fund)
     International Equity Index Fund
     Equity Index Fund
     Large Cap Value Fund (formerly Large Company Value Fund)
     Large Cap Growth Fund (formerly Large Company Growth Fund)
     Balance Fund (formerly Asset Allocation Fund)
     Diversified Equity Fund (formerly Value Growth Fund)
     Small Cap Growth Fund (formerly Small Capitalization Fund)
     Diversified Mid Cap Fund
     Small Cap Value Fund
     Diversified International Fund
     Market Expansion Index Fund
     Technology Fund
     Health Sciences Fund
     Market Neutral Fund
     Real Estate Fund
     High Yield Bond Fund
     Bond Fund
     Income Bond Fund
     Short-Term Bond Fund (formerly Limited Volatility Bond Fund)
     Intermediate Bond Fund
     Government Bond Fund
     Ultra Short-Term Bond Fund (formerly Ultra Short-Term Income Fund) Mortgage Backed Securities Fund
     Treasury & Agency Fund
     Municipal Income Fund
     Intermediate Tax-Free Bond Fund
     Ohio Municipal Bond Fund
     West Virginia Municipal Bond Fund
     Kentucky Municipal Bond Fund
     Arizona Municipal Bond Fund
     Louisiana Municipal Bond Fund
     Texas Tax-Free Bond Fund
     Michigan Municipal Bond Fund
     Short-Term Municipal Bond Fund
     Treasury Money Market Fund

     Treasury Only Money Market Fund
     Government Money Market Fund
     Tax Exempt Money Market Fund
     Institutional Prime Money Market Fund
     Investor Growth Fund
     Investor Growth and Income Fund
     Investor Balanced Fund
     Investor Conservative Growth Fund

Class A Money Market Shares:

     U.S. Treasury Securities Money Market Fund
     Prime Money Market Fund
     U.S. Government Securities Money Market Fund
     Municipal Money Market Fund
     Ohio Municipal Money Market Fund
     Michigan Municipal Money Market Fund

Service Class Shares:

     U.S. Treasury Securities Money Market Fund
     Prime Money Market Fund
     U.S. Government Securities Money Market Fund
     Municipal Money Market Fund
     Ohio Municipal Money Market Fund
     Michigan Municipal Money Market Fund

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